EXHIBIT 10.7.1


                     FIRST AMENDMENT TO FINANCING AGREEMENT


         THIS FIRST AMENDMENT TO FINANCING AGREEMENT (this "Amendment"), made and entered into as of March 16,1998, is by and between RECOVERY ENGINEERING, INC., a Minnesota corporation (the "Borrower"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Lender").


                                    RECITALS

         1. The Lender and the Borrower entered into a Financing Agreement dated as of March 31, 1997 the ("Financing Agreement"); and

         2. The Borrower desires to amend certain provisions of the Agreement, and the Lender has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement, unless the context shall otherwise require.

         SECTION 2. AMENDMENTS. The Financing Agreement is hereby amended as follows:

         2.1 DEFINITIONS. The definition of "Raw Material Inventory Advance" contained in Section 1.1 of the Financing Agreement is hereby amended as follows:

         "Raw Material Inventory Advance": As defined in Section 2.1(c)(ii).

         Section 1.1 of the Financing Agreement is amended further amended by adding the definitions of "Cumulative Net profit" thereto in correct alphabetical order:

         "Cumulative Net Profit": The cumulative net profit of the Borrower for the applicable fiscal year before any deduction for local, state or federal taxes, in each case determined in accordance with GAAP.

         2.2 THE ADVANCES. Section 2.1 of the Financing Agreement is amended in its entirety as follows:

         2.1(a) up to sixty-five percent (65%) of the net amount of Eligible Accounts which are listed in the Borrower's most current Borrowing Base Certificate and which are deemed eligible for advances by the Lender, or such greater or lesser percentage at the Lender's sole and absolute discretion, not to exceed a maximum amount of $15,000,000 (the "Accounts Advances");

         2.1(b) up to fifty percent (50%) of the net amount of Eligible Foreign Accounts which are listed in the Borrower's most current Borrowing Base Certificate and which are deemed eligible for advances by the Lender, or such greater or lesser percentage at the Lender's sole and absolute discretion, not to exceed a maximum amount of $500,000 (the "Foreign Accounts Advances");

         2.1(c)(i) up to forty percent (40%) of the net amount of Eligible Inventory that consists

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of finished goods which is listed in the Borrower's most current Borrowing Base
Certificate and which is deemed eligible for advances by the Lender, or such greater or lesser percentage at the Lender's sole and absolute discretion not to exceed a maximum amount of $1,500,000 (the "Finished Goods Inventory Advances");

         2.1(c)(ii) up to thirty percent (30%) of the net amount of Eligible Inventory that consists of raw materials which is listed on the Borrower's most current Borrowing Base Certificate and which is deemed eligible for advances by the Lender, or such greater or lesser percentage at the Lender's sole and absolute discretion not to exceed a maximum amount of $1,500,000 (the "Raw Materials Inventory Advances"). The Finished Goods Inventory Advances and the Raw Materials Inventory Advances shall not exceed a maximum of $1,500,00 in the aggregate.

         Notwithstanding the preceding clauses 2.1(a), 2.1(b), 2.1(c) the maximum aggregate amount advanced against all Eligible Accounts, Eligible Foreign Accounts and Eligible Inventory from time to time shall not exceed $15,000,000.

         Section 2.1(d) of the Financing Agreement is deleting Section 2.1(d) in its entirety.

         2.1(e) from the date of this Agreement through December 31, 1998, a maximum amount of $10,000,000, advanced in separate increments not to exceed $2,000,000, for the purposes of financing or recapturing outstanding capital expenditures and capital expenditures proposed in the Borrower's 1997 or 1998 fiscal years, and for other working capital expenditures (the "FAR Advances").

Notwithstanding anything to the contrary in this Agreement, in the event Lender, in its absolute and sole discretion determines that the Advances to the Borrower exceed the lesser of the percentages or such maximum amount as the Lender may in its sole discretion determine to make as Advances set forth in the preceding clauses 2.1(a), 2.1(b), and 2.1(c), Lender may demand and require Borrower to immediately repay the Advances in such amount to bring the amount of outstanding Advances within the lesser of the percentages set forth in the preceding clauses 2.1(a), 2.1(b), and 2.1(c) or said maximum amount determined by the Lender.

Loans for additional sums requested by the Borrower may be made at the Lender's sole discretion based upon the Lender's valuation of the Borrower's collateral or other factors. The Lender's security interest in all such collateral, and any other collateral rights, interests and properties which may now or hereafter be available to the Lender, shall secure and may be applied to the payment of any and all Advances and other indebtedness secured by the Lender's security interest, in any order or manner of application and without regard to the method by which the Lender determines to make Advances hereunder.

         2.3 INTEREST RATES AND INTEREST PAYMENTS. Section 2.3 of the Financing Agreement is amended in its entirety as follows:

         2.3(a) Interest shall accrue on the unpaid balance of the Accounts Advances, the Foreign Account Advances, the Finished Goods Inventory Advances and the Raw Material Inventory Advances at a floating rate per annum equal to the sum of the Reference Rate plus 0.75%, (the "Applicable Advance Rate") and shall be due and payable monthly in arrears on the last day of each calendar month.

         2.3(b) Interest shall accrue on the unpaid balance on the FAR Advances at a floating rate per annum equal to the sum of the Reference Rate plus 1.25% (the "Applicable FAR Rate") and shall be due and payable monthly in arrears on the last day of each calendar month.

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         2.3(c) Notwithstanding Sections 2.3(a) and 2.3(b) the Applicable
Advance Rate and the Applicable FAR Rate shall be adjusted, based on Borrower's financial performance, as follows:

         (i) in the event that Borrower's Cumulative Net Profit for fiscal year 1998, as of June 30, 1998 (as reported in Borrower's financial statements as of June 30, 1998, as required by and prepared in accordance with Section 5.1(b) is at least $291,000, then the Applicable Advance Rate per annum shall be reduced to the sum of the Reference Rate plus 0.50% and the FAR Rate shall be reduced to the sum of the Reference Rate plus 1% after the first day of the first calendar month following the date of Lender's receipt of the June 30, 1998 financial statement;

         (ii) in the event that Borrower's Cumulative Net Profit for fiscal year 1998, as of September 30, 1998 (as reported in Borrower's financial statements as of September 30, 1998, as required by and prepared in accordance with,
Section 5.1(b) is at least $2,093,000, then the Applicable Advance Rate per annum shall be reduced to the sum of the Reference Rate plus 0.25% and the FAR Rate shall be reduced to the sum of the Reference Rate plus 0.75% after the first day of the first calendar month following the date of Lender's receipt of the September 30, 1998 financial statement;

         (iii) in the event that Borrower's Cumulative Net Profit for fiscal year 1998, as of December 31, 1998 (as reported in Borrower's financial statements as of December 31, 1998, as required by and prepared in accordance with, Section 5.1(b) is at least $4,270,000, then the Applicable Advance Rate per annum shall be reduced to the Reference Rate and the FAR Rate shall be reduced to the sum of the Reference Rate plus 0.50% after the first day of the first calendar month following the date of Lender's receipt of the December 31, 1998 financial statement;

         2.3(d) Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default as defined in the Security Agreement, the unpaid balance of the Accounts Advances, the Foreign Account Advances, the Finished Goods Inventory Advances and the Raw Material Inventory Advances shall thereafter bear interest at a floating rate equal to the sum of (a) the Applicable Advance Rate, plus (b) 2% and shall be due and payable on demand.

         2.3(e) Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default as defined in the Security Agreement, the unpaid balance of the FAR Advances shall thereafter bear interest at a floating rate equal to the sum of (a) the FAR Advance Rate, plus (b) 2% and shall be due and payable on demand.

         2.4 REPAYMENT AND PREPAYMENT. Section 2.4 of the Financing Agreement is amended in its entirety as follows:

         2.4 REPAYMENT AND PREPAYMENT.

         UPON THE EARLIER OF (i) TERMINATION OF THIS AGREEMENT PURSUANT TO
ARTICLE VII (ii) ON DEMAND IN ACCORDANCE WITH THE TERMS SET FORTH IN SECTION 21(A) OF THE SECURITY AGREEMENT OR (iii) THE FAILURE OF THE BORROWER TO HAVE CUMULATIVE NET PROFIT IN THE AMOUNTS AND BY THE DATES SET FORTH IN SECTION 2.3(c)(i), (ii) or (iii), NECESSARY TO ACHIEVE THE ADJUSTMENT OF THE APPLICABLE FAR RATE AND APPLICABLE ADVANCE RATE SET FORTH IN SECTION 2.3(c)(i), (ii) or
(iii) ALL ADVANCES SHALL BE DUE AND PAYABLE, provided that, if (x) this Agreement is not sooner terminated, (y) the Borrower achieves the adjustment of the Applicable FAR Rate and Applicable Advance Rate set forth in Section 2.3(c)(i), (ii) and (iii) or (z) if demand for payment of the FAR Advances is not sooner made, the outstanding amount of the FAR Advances as shall be reduced in full in forty-eight (48) equal monthly installments, commencing on the first day of the first full month following each separate FAR Advance and continuing on the first day of each month thereafter until such time that the FAR Advances are paid in full.

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         2.5 SPECIAL AGREEMENTS REGARDING ACCOUNTS. Section 5.11(a) is amended by deleting the phrase two (2) Business Days where it appears therein and replacing it with the phrase one (1) Business Day.

         2.6 TERMINATION. Article VII of the Financing Agreement is amended in its entirety as follows:

         This Agreement shall continue in effect until terminated upon not less than 30 days' prior written notice delivered by manual delivery or certified mail by either party to the other. Termination shall not impair or affect the Lender's rights existing as of the time of termination.

         In the event that the Borrower gives notice to the Lender of the termination of this Agreement under Section VII hereof at any time prior to the third anniversary of the date of this Agreement, the Borrower will pay to the Lender at the time of such termination a prepayment charge, as additional compensation for the Lender's costs of entering into this Agreement, in the amount of (i) $300,000 if the effective date of termination occurs prior to the first anniversary of the date of this Agreement; (ii) $200,000 if the effective date of termination occurs after the first anniversary, but prior to the second anniversary, of the date of this Agreement; and (iii) $100,000 if the effective date of termination occurs after the second anniversary, but before the fourth anniversary, of the date of this Agreement, unless the outstanding amount of the obligations hereunder are refinanced in full by an affiliate of First Bank System or if termination occurs due to an offering of Borrower's common stock or through a private placement of Borrower's common stock through an investment banker. Borrower may prepay the FAR Advances at any time without effecting a termination, provided, that, amounts prepaid on the FAR Advances after December 30, 1998 may not be reborrowed.

         SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following: 3.1 This Amendment, duly executed by the Borrower.

         3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated March 31, 1997, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment, and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

         3.3 The Borrower shall have satisfied such other conditions as specified by the Lender or counsel to the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Financing Agreement.

         SECTION 4. REPRESENTATIONS; ACKNOWLEDGMENTS. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Financing Agreement, and in any and all other Loan Documents of the Borrower, are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Financing Agreement, and (b) the Borrower is in compliance with all covenants and agreements of the Borrower as set forth in the Financing Agreement and in any and all other Loan Documents of the Borrower.

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The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action. The Borrower acknowledges and agrees that its obligations to the Lender under the Financing Agreement and exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Lender. The Borrower further acknowledges and agrees that its obligations to the Lender under the Financing Agreement, as amended, constitute "Obligations" within the meaning of the Security Agreement and are secured by the Security Agreement, as amended.

         SECTION 5. AFFIRMATION, FURTHER REFERENCES. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Financing Agreement, the Security Agreement, and any and all other Loan Documents entered into with respect to the obligations under the Financing Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Financing Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Agreement," shall be deemed to refer to the Agreement, as amended by this Amendment.

         SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         SECTION 7. SEVERABILITY. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         SECTION 8. SUCCESSORS. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

         SECTION 9. LEGAL EXPENSES. The Borrower agrees to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney, counsel for the Lender) incurred in connection with the Financing Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under the Financing Agreement, as amended by this Amendment, which obligations of the Borrower shall survive any termination of the Financing Agreement.

         SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

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         SECTION 11. COUNTERPARTS. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

         SECTION 12. GOVERNING LAW. The Amendment Documents shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


                                             RECOVERY ENGINEERING, INC.


                                             By /s/ Chuck Karpinske
                                             Print Name   Chuck Karpinske
                                             Title   VP/CFO

Borrower's Address:
9300 North 75th Avenue
Brooklyn Park, MN 55428

                                             FIRST BANK NATIONAL ASSOCIATION


                                             By /s/ Richard L. Ogle
                                             Print Name   Richard L. Ogle
                                             Title   Officer
Lender's Address:
2338 Central Avenue N.E.
Minneapolis, MN 55418